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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of Earliest event reported): April 17, 2000

                       Bay View Securitization Corporation
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               (Exact name of registrant as specified in charter)


                Delaware                              333-16233                                 93-1225376
--------------------------------------         ----------------------              ------------------------------------
    State or other jurisdiction of             (Commission File No.)               (I.R.S. Employer Identification No.)
     incorporation or organization

                 c/o Bay View Bank
                1840 Gateway Drive
               San Mateo, California                                                              94404
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      Address of principal executive offices                                                     Zip Code


       Registrant's telephone number, including area code: (650) 573-7310


      2121 So. El Camino Real, San Mateo, California 94403, (415) 573-7310
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              (Former name, former address, and former fiscal year,
                         if changed since last report)
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Item 7.     Financial Statements, Pro forma Financial Information and Exhibits


Exhibit 99.1   Monthly Servicer's Report dated March 31, 2000


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

                          Bay View 1997 RA-1 Auto Trust
                     by:  Bay View Securitization Corporation
                          Originator of Trust



Dated:    April 27, 2000    By:      /s/ Scott Ray
                               -------------------------------------
                                Scott Ray
                                Treasurer and Chief Financial Officer